                                                             EXHIBIT 5(a)(ii)

----------------------------------
 IRA/SEP/NQDA ANNUITY APPLICATION
----------------------------------


Portfolio Director/Portfolio Director 2
Fixed and Variable Annuity

For use with Individual Retirement Annuities (IRA),
Simplified Employee Pension Plans (SEP), and
Non-Qualified Deferred Annuities (NQDA).

PLEASE PRINT CLEARLY. DUE TO THE PROCESSING USED BY VALIC, DO NOT
HIGHLIGHT ANY INFORMATION ON THIS FORM OR WRITE IN MARGINS.



                                                                    [VALIC LOGO]
                                                       The Variable Annuity Life

==================================                              [VALIC LOGO]
 IRA/SEP/NQDA ANNUITY APPLICATION
==================================
APPLICANT/ANNUITANT INFORMATION

SS# OR Tax ID#:
               ---------------------------------------------
Name:
     -------------------------------------------------------
Address:
        ----------------------------------------------------
City:
     -------------------------------------------------------
State:                            Zip:          -
      ----------------------------    ---------- -----------
Home Phone: (    )
           -------------------------------------------------
Date of birth:          /      /
                 ------- ------ -------
Sex:             [ ] Male    [ ] Female

Marital Status:  [ ] Married [ ] Single

EMPLOYMENT INFORMATION

Employer or Plan Name:
                      --------------------------------------
Date of Hire:          /      /
                 ------ ------ ------
Annual Salary: $
                --------------------------------------------
Work Phone: (    )
           -------------------------------------------------
Expected Annuity Date:        /      /
                        ------ ------ ------
(in the absence of an election, age 85 for NQDA and age 75 for IRA.)


OWNER INFORMATION
(Individual NQDAs only: Complete this section if the owner is someone other than the annuitant.)

OWNER

Name:
     -------------------------------------------------------
Address:
        ----------------------------------------------------
City:
     -------------------------------------------------------
State:                            Zip:          -
      ----------------------------    ---------- -----------
Date of birth:         /      /
                 ------ ------ ------
SS# or Tax ID#:
               ---------------------------------------------
Home Phone: (    )
           -------------------------------------------------
Work Phone: (    )
           -------------------------------------------------

CONTINGENT OWNER

Name:
     -------------------------------------------------------
Address:
        ----------------------------------------------------
City:
     -------------------------------------------------------
State:                            Zip:          -
      ----------------------------    ---------- -----------
Date of birth:         /      /
                 ------ ------ ------
SS# or Tax ID#:
               ---------------------------------------------
Home Phone: (    )
           -------------------------------------------------
Work Phone: (    )
           -------------------------------------------------

CONTRIBUTION INFORMATION:

Group #:
        ----------------------------------------------------
Is there an expected Capital Transfer Rollover? [ ] No  [ ] Yes
If yes, complete transfer rollover form VA 4300.

------------------------------------------------------------------------------------------------------------------------------------
                                                               Exclude      Product     Provide investment option name, division
    Contribution    Contribution  # of  Annualized  Date pymt  periods       type    number,and the percent to be allocated to each.
       Source         % or $      pymts   amount     begins    from-to   (choose one)(Percents must be whole numbers totaling 100%)
------------------- ------------  ----- ----------  ---------  -------   ------------ ----------------------------------------------
           Periodic                                                      [ ]Portfolio  __________________________  _____  _________%
           -------- ------------  ----- ----------  ---------  -------      Director   __________________________  _____  _________%
Employee                                                                               __________________________  _____  _________%
Voluntary  [ ] Single                                                                  __________________________  _____  _________%
  (1)          Sum                                                                     __________________________  _____  _________%
                                                                         [ ]Portfolio  __________________________  _____  _________%
           [ ] Flex                                                         Director2* __________________________  _____  _________%
               Pay
           -------- ------------  ----- ----------  ---------  -------
           -------------------------------------------------------------------------------------------------------------------------
           This line is for VALIC
           administrative use only.  Product:        Plan type:        Plan #:      Sub Group:        Account#:
                                             -------           -------        -----            ------           -----------------
------------------------------------------------------------------------------------------------------------------------------------
           Periodic                                                      [ ]Portfolio  __________________________  _____  _________%
           -------- ------------  ----- ----------  ---------  -------      Director   __________________________  _____  _________%
Employer                                                                               __________________________  _____  _________%
 Basic     [ ] Single                                                                  __________________________  _____  _________%
  (3)          Sum                                                                     __________________________  _____  _________%
                                                                         [ ]Portfolio  __________________________  _____  _________%
           [ ] Flex                                                         Director2* __________________________  _____  _________%
               Pay
           -------- ------------  ----- ----------  ---------  -------
           -------------------------------------------------------------------------------------------------------------------------
           This line is for VALIC
           administrative use only.  Product:        Plan type:        Plan #:      Sub Group:        Account#:
                                             -------           -------        -----            ------           -----------------
------------------------------------------------------------------------------------------------------------------------------------

*Not available for Individual NQDAs

=============================================
IRA/SEP/NQDA ANNUITY APPLICATION                                [VALIC LOGO]
=============================================

BENEFICIARY INFORMATION

INDICATE NAME, ADDRESS, RELATIONSHIP, DATE OF BIRTH, AND SOCIAL SECURITY/TAX IDENTIFICATION NUMBER for any person or entity named as a beneficiary (see information and instructions page). If additional space is needed, you may use a separate signed and dated sheet and attach it to this form.


PRIMARY BENEFICIARY

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CONTINGENT BENEFICIARY

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPLACEMENT

Is this a replacement of an existing annuity or life insurance contract?

[ ] No   [ ] Yes   If yes, complete the following:

Insured's Name:
               -----------------------------------------------------------------

Policy Number(s):
                 ---------------------------------------------------------------

Insurer's (Company) Name:
                         -------------------------------------------------------


INVESTOR PROFILE

Investment Objectives (check one):

   [ ] Safety of Principal         [ ] Retirement Income
   [ ] Long-term growth            [ ] Other:
                                             -----------------------------------
Occupation:
           ---------------------------------------------------------------------

Financial Situations (approximate amounts in thousands):

                          Under $50           $50-$100        Over $100
                          ---------           --------        ---------
   Household Income         [ ]                [ ]               [ ]
   Net Worth                [ ]                [ ]               [ ]
   Life Insurance           [ ]                [ ]               [ ]



Dependents: Number:           Age(s):
                   ----------        -------------------------------------------

Tax Bracket:
            -----------------%



APPLICANT/ANNUITANT AFFIRMATIONS AND STATEMENTS

This application is subject to acceptance by the Company at its Home Office. Proof of age must be furnished before Annuity Payments begin. Upon written request, we will provide you with information regarding the benefits and provisions of the annuity contract for which you are applying. If you are not satisfied with your annuity contract for any reason, you may return it within 20 days after receipt for a refund of premium (applicable to all individual and some group contracts). A current prospectus for the Company's Separate Account was provided with the application. Also, a current prospectus was provided for each Fund available under this Plan. The prospectus for the Separate Account gives sales expenses and other data.

ANNUITY PAYMENTS OR SURRENDER VALUES ARE VARIABLE WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT. THEY ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

BY SIGNING THIS FORM, I HEREBY ACKNOWLEDGE THAT I HAVE READ AND UNDERSTAND THE FRAUD WARNING PROVIDED IN THE INFORMATION AND INSTRUCTIONS PAGE. I REPRESENT THAT ALL STATEMENTS AND ANSWERS MADE IN THE APPLICATION ARE COMPLETE AND TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

[ ] Check if you own or participate in another VALIC Annuity Contract.


--------------------------------------------------------------------------------
                        Applicant/Annuitant's Signature


Dated at                              , date                           , 19
         -----------------------------       -------------------------     -----


--------------------------------------------------------------------------------
                              Owner's Signature


Dated at                              , date                           , 19
         -----------------------------       -------------------------     -----


REPRESENTATIVE OF RECORD

No.:                                  Issue State (Abv):
    ---------------------------------                   ------------------------

Region Code:
            -------------------------

As representative I [ ] do [ ] do not have reason to believe that replacement of existing life insurance or annuity may be involved.


--------------------------------------------------------------------------------
               Print Licensed Agent/Registered Representative Name


--------------------------------------------------------------------------------
               Licensed Agent/Registered Representative Signature



State License ID No.:
                     -----------------------------------------------------------


-----------------------------------------------------    -----------------------
            Principal Approval                                       Date


Date of Input:                             Week Ending:
              -------------------------                -------------------------

INFORMATION AND INSTRUCTIONS

FRAUD WARNING

IN SOME STATES WE ARE REQUIRED TO ADVISE YOU OF THE FOLLOWING: Any person who knowingly intends to defraud or facilitates a fraud against an insurer by submitting an application or filing a false claim, or makes an incomplete or deceptive statement of a material fact, may be guilty of insurance fraud.

FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud or deceive any insurer, files a statement of clam or an application containing any false, incomplete or misleading information, is guilty of a felony in the third degree.

NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

COLORADO, KENTUCKY AND PENNSYLVANIA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent Insurance act, which is a crime and subjects each person to criminal and civil penalties.

BENEFICIARY DESIGNATIONS (Primary and/or Contingent)

A beneficiary should always be designated. Beneficiary categories are:

PRIMARY BENEFICIARY - One who receives any benefits after the Annuitant dies.

CONTINGENT BENEFICIARY - One who receives any benefits if the primary beneficiary dies before the Annuitant dies.

Beneficiaries can be an INDIVIDUAL, an INSTITUTION, or a TRUSTEE.

NAMING YOUR BENEFICIARY

INDIVIDUAL as beneficiary: Jane A. Doe

INSTITUTION as beneficiary (Full legal name and address should be stated; also state whether the institution is a corporation):

      The Evergreen Company, a Texas Corporation

TRUSTEE as beneficiary (Named inter vivos [living] trust agreement):

      XYZ Bank and Trust Company or its successors, as Trustee under trust agreement dated January 31, 1982.

CONTRIBUTION INFORMATION

o     Contribution Sources:
      EE(1) - Employee voluntary;
      ER(3) - Employer Basic;
      Note: Separate account numbers must be set up for each Contribution
      Source.

o Choose either a percent of salary or an amount, and fill in the number of payments, and the date you will begin making payment.

o When the contract applied for is to be used as a periodic payment (salary reduction or deduction) type plan, please indicate the "from-to" dates for the Exclude Periods, when applicable.

o     Complete Product, Plan Type, and Plan Number

OWNER VS. annuitant (NQDAs only)

The owner and the annuitant may be different only for Non-Qualified Deferred annuities (NQDAs). The owner has most rights under the contract. The annuitant is the person upon whose life expectancy the contract benefits are based.

INVESTMENT OPTION ALLOCATION

Purchase payments may be allocated to the Fixed Investment Options and/or Variable Investment Options. Purchase Payments may be allocated among as many as seven investment options within the product selected. The following indicates the current Purchase Payment allocation choices of this application form:

PORTFOLIO DIRECTOR
  Fixed Account Plus ............................................. Subaccount 1
  Short Term Fixed Account ....................................... Subaccount 2
  MidCap Index Fund ..............................................   Division 4
  Asset Allocation Fund ..........................................   Division 5
  Money Market Fund ..............................................   Division 6
  Capital Conservation Fund ......................................   Division 7
  Government Securities Fund .....................................   Division 8
  Stock Index Fund ...............................................  Division 10
  International Equities Fund ....................................  Division 11
  Social Awareness Fund ..........................................  Division 12
  International Government Bond Fund .............................  Division 13
  Small Cap Index Fund ...........................................  Division 14
  Growth Fund (T. Rowe Price) ....................................  Division 15
  Growth and Income Fund (Value Line) ............................  Division 16
  Science and Technology Fund (T. Rowe Price) ....................  Division 17
  Dreyfus Small Cap Portfolio ....................................  Division 18
  Templeton Asset Allocation Fund ................................  Division 19
  Templeton International Fund ...................................  Division 20

PORTFOLIO DIRECTOR 2 (Not available for individual NQDAs)
  Fixed Account Plus ............................................. Subaccount 1
  Short Term Fixed Account ....................................... Subaccount 2
  AGSPC Growth Fund (T. Rowe Price) ..............................  Division 15
  AGSPC International Government Bond Fund .......................  Division 13
  AGSPC Money Market Fund ........................................   Division 6
  AGSPC Science and Technology Fund (T. Rowe Price) ..............  Division 17
  AGSPC Social Awareness Fund ....................................  Division 12
  AGSPC Stock Index Fund .........................................  Division 10
  American Century - Twentieth Century Ultra Fund ................  Division 31
  Founders Growth Fund ...........................................  Division 30
  Neuberger & Berman Guardian Trust ..............................  Division 29
  Putnam Global Growth Fund ......................................  Division 28
  Putnam New Opportunities Fund ..................................  Division 26
  Putnam OTC & Emerging Growth Fund ..............................  Division 27
  Scudder Growth and Income Fund .................................  Division 21
  Templeton Foreign Fund .........................................  Division 32
  Vanguard Fixed Income Securities Fund -
    Long-Term Corporate Portfolio ................................  Division 22
  Vanguard Fixed Income Securities Fund -
    Long-Term U.S. Treasury Portfolio ............................  Division 23
  Vanguard / Wellington Fund .....................................  Division 25
  Vanguard / Windsor II ..........................................  Division 24

VALIC HOME OFFICE

2929 Allen Parkway o Houston, TX 77019
Contact your Regional Office for customer assistance at 1-800-44-VALIC.